Exhibit 99.1

PRESS RELEASE

SEACOR MARINE ANNOUNCES SECOND QUARTER 2024 RESULTS

Houston, Texas

July 31, 2024

FOR IMMEDIATE RELEASE - SEACOR Marine Holdings Inc. (NYSE: SMHI) (the “Company” or “SEACOR Marine”), a leading provider of marine and support transportation services to offshore energy facilities worldwide, today announced results for its second quarter ended June 30, 2024.

SEACOR Marine’s consolidated operating revenues for the second quarter of 2024 were $69.9 million, operating loss was $3.9 million, and direct vessel profit (“DVP”)(1) was $20.3 million. This compares to consolidated operating revenues of $68.3 million, operating income of $2.9 million, and DVP of $30.6 million in the second quarter of 2023, and consolidated operating revenues of $62.8 million, operating loss of $10.6 million, and DVP of $14.7 million in the first quarter of 2024.

Notable second quarter items include:

•
2.3% increase in revenues from the second quarter of 2023 and a 11.3% increase from the first quarter of 2024.
•
Average day rates of $19,141, a 25.5% increase from the second quarter of 2023, and in line with the first quarter of 2024.
•
69% utilization, a decrease from 78% in the second quarter of 2023 and an increase from 62% in the first quarter of 2024.
•
DVP margin of 29.1%, a decrease from 44.8% in the second quarter of 2023 and an increase from 23.4% in the first quarter of 2024, due in part to $8.5 million of drydocking and major repairs during the quarter compared to $3.1 million in the second quarter of 2023 and $8.5 million in the first quarter of 2024, all of which are expensed as incurred.

For the second quarter of 2024, net loss was $12.5 million ($0.45 loss per basic and diluted share). This compares to a net loss for the second quarter of 2023 of $4.6 million ($0.17 loss per basic and diluted share). Sequentially, the second quarter 2024 results compare to a net loss of $23.1 million ($0.84 earnings per basic and diluted share) in the first quarter of 2024.

Chief Executive Officer John Gellert commented:

“During the second quarter, we continued to reprice our fleet at significantly improved day rates while working through a period of lower utilization. Our lower utilization was primarily driven by planned drydockings and major repairs as part of a heavier 2024 maintenance schedule, some of which have taken longer than expected as shipyards and vendors continue to address various capacity challenges. Utilization was also affected by near-term softer demand in the U.S. and longer re-marketing time between jobs internationally. We observed delays in the project schedules of our customers in the U.S., particularly in decommissioning and offshore wind, as properties with asset removal obligations in the U.S. Gulf of Mexico rotate to new customers and decisions are more generally deferred until after the U.S. election.

Looking forward, we currently have $403.9 million of contracted revenue backlog, including options, with an average contract duration of approximately one year. We continue to hit the mark on average day rates and achieve improved pricing as contracts roll off. Despite various capacity challenges, we are well advanced in this year’s maintenance schedule, which should translate into improved utilization for the rest of 2024 and into 2025. Utilization improvement, coupled with the more favorable pricing we are already experiencing, should lead to significant improvements in performance. We also continue to invest in our fleet. Over the next 12 months we will install hybrid battery systems on four of our platform supply vessels (“PSVs”). Once installations are completed, 11 of our 21 PSVs will be hybrid powered, comprising one of the youngest and most technologically advanced PSV fleets in the industry. I am very optimistic about the position of our fleet to benefit from improved market fundamentals.”

___________________

(1)

Direct vessel profit (defined as operating revenues less operating costs and expenses, “DVP”) is the Company’s measure of segment profitability. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its regions, without regard to financing decisions (depreciation and interest expense for owned vessels vs.

lease expense for lease vessels). DVP is also useful when comparing the Company’s global fleet performance against those of our competitors who may have differing fleet financing structures. DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP. See page 4 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

* * * * *

SEACOR Marine provides global marine and support transportation services to offshore energy facilities worldwide. SEACOR Marine operates and manages a diverse fleet of offshore support vessels that deliver cargo and personnel to offshore installations, including offshore wind farms; assist offshore operations for production and storage facilities; provide construction, well work-over, offshore wind farm installation and decommissioning support; carry and launch equipment used underwater in drilling and well installation, maintenance, inspection and repair; and handle anchors and mooring equipment for offshore rigs and platforms. Additionally, SEACOR Marine’s vessels provide emergency response services and accommodations for technicians and specialists.

Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and are described in the Company’s filings with the SEC. It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Please visit SEACOR Marine’s website at www.seacormarine.com for additional information.

For all other requests, contact InvestorRelations@seacormarine.com

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except share data)

	Three Months Ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
Operating Revenues	$69,867	$68,319	$132,637	$129,528
Costs and Expenses:
Operating	49,520	37,730	97,619	76,239
Administrative and general	10,889	13,704	22,806	25,336
Lease expense	486	698	967	1,418
Depreciation and amortization	12,939	13,575	25,821	27,337
	73,834	65,707	147,213	130,330
Gains on Asset Dispositions and Impairments, Net	37	265	36	3,864
Operating (Loss) Income	(3,930)	2,877	(14,540)	3,062
Other Income (Expense):
Interest income	445	422	1,038	882
Interest expense	(10,190)	(8,736)	(20,499)	(17,524)
Derivative gains (losses), net	104	—	(439)	—
Foreign currency losses, net	(560)	(603)	(640)	(1,428)
Other, net	—	—	(95)	—
	(10,201)	(8,917)	(20,635)	(18,070)
Loss Before Income Tax (Benefit) Expense and Equity in Earnings (Losses) of 50% or Less Owned Companies	(14,131)	(6,040)	(35,175)	(15,008)
Income Tax (Benefit) Expense	(682)	(1,096)	243	61
Loss Before Equity in Earnings (Losses) of 50% or Less Owned Companies	(13,449)	(4,944)	(35,418)	(15,069)
Equity in Earnings (Losses) of 50% or Less Owned Companies	966	373	(134)	909
Net Loss	$(12,483)	$(4,571)	$(35,552)	$(14,160)

Net Loss Per Share:
Basic	$(0.45)	$(0.17)	$(1.29)	$(0.52)
Diluted	$(0.45)	$(0.17)	$(1.29)	$(0.52)
Weighted Average Common Stock and Warrants Outstanding:
Basic	27,729,033	27,137,873	27,536,319	26,981,004
Diluted	27,729,033	27,137,873	27,536,319	26,981,004

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except statistics and per share data)

		Three Months Ended
	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023
Time Charter Statistics:
Average Rates Per Day	$19,141	$19,042	$18,031	$18,046	$15,250
Fleet Utilization	69%	62%	71%	73%	78%
Fleet Available Days (2)	4,994	5,005	5,170	5,182	5,096
Operating Revenues:
Time charter	$65,649	$59,263	$66,498	$68,668	$60,804
Bareboat charter	364	364	368	368	364
Other marine services	3,854	3,143	6,217	7,864	7,151
	69,867	62,770	73,083	76,900	68,319
Costs and Expenses:
Operating:
Personnel	21,566	21,670	22,080	19,943	19,944
Repairs and maintenance	10,244	9,763	7,604	7,418	5,793
Drydocking	6,210	6,706	2,561	1,768	2,256
Insurance and loss reserves	3,099	1,738	2,944	1,833	2,390
Fuel, lubes and supplies	3,966	4,523	3,683	5,047	3,638
Other	4,435	3,699	4,397	4,133	3,709
	49,520	48,099	43,269	40,142	37,730
Direct Vessel Profit (1)	20,347	14,671	29,814	36,758	30,589
Other Costs and Expenses:
Lease expense	486	481	679	651	698
Administrative and general	10,889	11,917	11,547	12,300	13,704
Depreciation and amortization	12,939	12,882	13,022	13,462	13,575
	24,314	25,280	25,248	26,413	27,977
Gains (Losses) on Asset Dispositions and Impairments, Net	37	(1)	18,057	(512)	265
Operating (Loss) Income	(3,930)	(10,610)	22,623	9,833	2,877
Other Income (Expense):
Interest income	445	593	222	340	422
Interest expense	(10,190)	(10,309)	(10,444)	(9,536)	(8,736)
Derivative gains (losses), net	104	(543)	608	—	—
Loss on debt extinguishment	—	—	—	(2,004)	—
Foreign currency (losses) gains, net	(560)	(80)	(1,276)	571	(603)
Other, net	—	(95)	—	—	—
	(10,201)	(10,434)	(10,890)	(10,629)	(8,917)
(Loss) Income Before Income Tax (Benefit) Expense and Equity in Earnings (Losses) of 50% or Less Owned Companies	(14,131)	(21,044)	11,733	(796)	(6,040)
Income Tax (Benefit) Expense	(682)	925	6,378	2,360	(1,096)
(Loss) Income Before Equity in Earnings (Losses) of 50% or Less Owned Companies	(13,449)	(21,969)	5,355	(3,156)	(4,944)
Equity in Earnings (Losses) of 50% or Less Owned Companies	966	(1,100)	374	2,273	373
Net (Loss) Income	$(12,483)	$(23,069)	$5,729	$(883)	$(4,571)

Net (Loss) Earnings Per Share:
Basic	$(0.45)	$(0.84)	$0.21	$(0.03)	$(0.17)
Diluted	$(0.45)	$(0.84)	$0.20	$(0.03)	$(0.17)
Weighted Average Common Stock and Warrants Outstanding:
Basic	27,729	27,344	27,182	27,182	27,138
Diluted	27,729	27,344	28,401	27,182	27,138
Common Shares and Warrants Outstanding at Period End	28,941	28,906	28,489	28,481	28,481

(1)
See full description of footnote above.
(2)
Includes available days for a bareboat charter for one PSV, which has been excluded from days worked and average day rates.

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023
United States, primarily Gulf of Mexico
Time Charter Statistics:
Average rates per day worked	$22,356	$28,156	$22,584	$23,663	$16,115
Fleet utilization	37%	27%	50%	57%	35%
Fleet available days	921	927	1,152	1,196	1,080
Out-of-service days for repairs, maintenance and drydockings	179	137	61	151	229
Out-of-service days for cold-stacked status (2)	127	182	254	206	173
Operating Revenues:
Time charter	$7,697	$6,957	$12,929	$16,236	$6,121
Other marine services	480	1,026	5,346	5,478	3,004
	8,177	7,983	18,275	21,714	9,125
Direct Costs and Expenses:
Operating:
Personnel	6,284	5,781	6,906	6,712	5,957
Repairs and maintenance	1,879	1,404	819	1,560	1,573
Drydocking	2,570	1,968	303	462	1,506
Insurance and loss reserves	943	396	1,297	332	1,082
Fuel, lubes and supplies	866	667	1,032	958	924
Other	226	(171)	475	375	346
	12,768	10,045	10,832	10,399	11,388
Direct Vessel Profit (Loss) (1)	$(4,591)	$(2,062)	$7,443	$11,315	$(2,263)
Other Costs and Expenses:
Lease expense	$141	$138	$141	$116	$143
Depreciation and amortization	3,194	2,750	3,479	3,810	3,861

Africa and Europe
Time Charter Statistics:
Average rates per day worked	$18,580	$15,197	$15,233	$15,388	$14,982
Fleet utilization	74%	76%	82%	84%	94%
Fleet available days	1,969	1,775	1,748	1,748	1,729
Out-of-service days for repairs, maintenance and drydockings	203	238	124	111	58
Out-of-service days for cold-stacked status (3)	91	91	92	54	—
Operating Revenues:
Time charter	$27,047	$20,555	$21,791	$22,528	$24,414
Other marine services	1,028	169	189	1,943	225
	28,075	20,724	21,980	24,471	24,639
Direct Costs and Expenses:
Operating:
Personnel	4,969	5,181	6,007	5,089	4,833
Repairs and maintenance	3,161	3,209	2,807	2,214	2,050
Drydocking	1,226	2,032	1,298	320	144
Insurance and loss reserves	819	334	416	573	420
Fuel, lubes and supplies	1,170	1,287	623	2,573	1,419
Other	2,801	2,199	2,267	2,448	2,608
	14,146	14,242	13,418	13,217	11,474
Direct Vessel Profit (1)	$13,929	$6,482	$8,562	$11,254	$13,165
Other Costs and Expenses:
Lease expense	$172	$178	$289	$372	$408
Depreciation and amortization	4,565	3,915	3,747	3,821	3,853

(1)
See full description of footnote above.
(2)
Includes one liftboat cold-stacked in this region as of June 30, 2024.
(3)
Includes one AHTS cold-stacked in this region that is classified as held for sale as of June 30, 2024.

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT (continued)

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023
Middle East and Asia
Time Charter Statistics:
Average rates per day worked	$17,083	$16,934	$17,590	$16,313	$13,245
Fleet utilization	82%	71%	69%	67%	86%
Fleet available days	1,296	1,365	1,461	1,472	1,456
Out-of-service days for repairs, maintenance and drydockings	168	224	360	297	58
Operating Revenues:
Time charter	$18,073	$16,477	$17,729	$16,087	$16,563
Other marine services	619	350	539	267	3,512
	18,692	16,827	18,268	16,354	20,075
Direct Costs and Expenses:
Operating:
Personnel	6,930	5,963	5,522	5,157	5,266
Repairs and maintenance	3,443	2,712	2,590	2,623	1,219
Drydocking	707	1,483	624	1,056	(684)
Insurance and loss reserves	798	618	1,022	711	720
Fuel, lubes and supplies	1,103	1,198	1,242	743	425
Other	989	1,000	1,133	943	389
	13,970	12,974	12,133	11,233	7,335
Direct Vessel Profit (1)	$4,722	$3,853	$6,135	$5,121	$12,740
Other Costs and Expenses:
Lease expense	$71	$85	$158	$59	$67
Depreciation and amortization	3,247	3,496	3,643	3,721	3,708

Latin America
Time Charter Statistics:
Average rates per day worked	$22,437	$28,308	$20,745	$20,656	$18,846
Fleet utilization	71%	58%	84%	87%	88%
Fleet available days (2)	808	938	809	766	831
Out-of-service days for repairs, maintenance and drydockings	41	1	—	67	79
Operating Revenues:
Time charter	$12,832	$15,274	$14,049	$13,817	$13,706
Bareboat charter	364	364	368	368	364
Other marine services	1,727	1,598	143	176	410
	14,923	17,236	14,560	14,361	14,480
Direct Costs and Expenses:
Operating:
Personnel	3,383	4,745	3,645	2,985	3,888
Repairs and maintenance	1,761	2,438	1,388	1,021	951
Drydocking	1,707	1,223	336	(70)	1,290
Insurance and loss reserves	539	390	209	217	168
Fuel, lubes and supplies	827	1,371	786	773	870
Other	419	671	522	367	366
	8,636	10,838	6,886	5,293	7,533
Direct Vessel Profit (1)	$6,287	$6,398	$7,674	$9,068	$6,947
Other Costs and Expenses:
Lease expense	$102	$80	$91	$104	$80
Depreciation and amortization	1,933	2,721	2,153	2,110	2,153

(1)
See full description of footnote above.
(2)
Includes available days for a bareboat charter for one PSV, which has been excluded from days worked and average day rates.

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023
AHTS
Time Charter Statistics:
Average rates per day worked	$8,125	$8,538	$8,937	$9,947	$8,916
Fleet utilization	49%	75%	64%	50%	85%
Fleet available days	364	364	368	368	364
Out-of-service days for repairs, maintenance and drydockings	29	—	41	111	13
Out-of-service days for cold-stacked status	91	91	92	54	—
Operating Revenues:
Time charter	$1,459	$2,331	$2,102	$1,831	$2,762
Other marine services	219	—	6	930	—
	1,678	2,331	2,108	2,761	2,762
Direct Costs and Expenses:
Operating:
Personnel	$1,045	$1,064	$944	$1,019	$1,069
Repairs and maintenance	465	220	612	484	186
Drydocking	280	68	58	747	131
Insurance and loss reserves	97	43	73	88	78
Fuel, lubes and supplies	69	616	375	428	192
Other	230	287	295	378	329
	2,186	2,298	2,357	3,144	1,985
Other Costs and Expenses:
Lease expense	$164	$171	$253	$331	$332
Depreciation and amortization	175	175	175	249	298

FSV
Time Charter Statistics:
Average rates per day worked	$12,978	$11,834	$11,841	$11,441	$11,314
Fleet utilization	80%	72%	74%	79%	92%
Fleet available days	2,002	2,002	2,105	2,116	2,093
Out-of-service days for repairs, maintenance and drydockings	128	216	337	227	86
Out-of-service days for cold-stacked status	36	91	92	69	82
Operating Revenues:
Time charter	$20,698	$17,081	$18,502	$19,135	$21,747
Other marine services	516	126	163	652	71
	21,214	17,207	18,665	19,787	21,818
Direct Costs and Expenses:
Operating:
Personnel	$5,829	$5,649	$5,320	$5,144	$5,083
Repairs and maintenance	4,572	3,093	2,691	2,787	1,134
Drydocking	457	1,869	1,710	870	1,342
Insurance and loss reserves	546	277	507	185	337
Fuel, lubes and supplies	993	1,051	1,441	1,501	1,108
Other	1,850	1,649	1,632	1,552	1,536
	14,247	13,588	13,301	12,039	10,540
Other Costs and Expenses:
Depreciation and amortization	$4,746	$4,744	$4,879	$5,002	$4,952

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023
PSV
Time Charter Statistics:
Average rates per day worked	$20,952	$19,133	$19,778	$19,528	$17,545
Fleet utilization	66%	53%	77%	78%	80%
Fleet available days (1)	1,900	1,911	1,902	1,870	1,820
Out-of-service days for repairs, maintenance and drydockings	291	307	109	110	92
Operating Revenues:
Time charter	$26,390	$19,390	$29,140	$28,580	$25,458
Bareboat charter	364	364	368	368	364
Other marine services	2,266	416	595	696	584
	29,020	20,170	30,103	29,644	26,406
Direct Costs and Expenses:
Operating:
Personnel	$8,979	$8,850	$9,017	$8,793	$8,738
Repairs and maintenance	3,151	4,393	3,520	2,504	2,998
Drydocking	2,616	3,386	472	232	12
Insurance and loss reserves	1,037	395	690	682	421
Fuel, lubes and supplies	1,575	1,889	1,027	2,352	2,124
Other	1,850	1,395	1,922	1,761	1,405
	19,208	20,308	16,648	16,324	15,698
Other Costs and Expenses:
Lease expense	$3	$—	$—	$—	$—
Depreciation and amortization	4,128	4,073	4,073	4,073	4,072

(1)
Includes available days for a bareboat charter for one PSV, which has been excluded from days worked and average day rates.

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023
Liftboats
Time Charter Statistics:
Average rates per day worked	$43,204	$53,506	$40,181	$39,419	$35,623
Fleet utilization	54%	53%	52%	59%	37%
Fleet available days	728	728	795	828	819
Out-of-service days for repairs, maintenance and drydockings	143	78	60	111	233
Out-of-service days for cold-stacked status	91	91	162	137	91
Operating Revenues:
Time charter	$17,102	$20,461	$16,754	$19,122	$10,837
Other marine services	666	1,772	4,666	4,710	5,495
	17,768	22,233	21,420	23,832	16,332
Direct Costs and Expenses:
Operating:
Personnel	$6,842	$6,140	$5,316	$4,983	$5,065
Repairs and maintenance	2,054	2,035	769	1,643	1,472
Drydocking	2,857	1,383	321	(81)	849
Insurance and loss reserves	1,482	1,282	1,554	1,148	1,418
Fuel, lubes and supplies	1,329	967	838	766	219
Other	519	343	531	445	441
	15,083	12,150	9,329	8,904	9,464
Other Costs and Expenses:
Depreciation and amortization	3,865	3,866	3,867	4,099	4,215

Other Activity
Operating Revenues:
Other marine services	$187	$829	$787	$876	$1,001
	187	829	787	876	1,001
Direct Costs and Expenses:
Operating:
Personnel	$(1,129)	$(33)	$1,483	$4	$(11)
Repairs and maintenance	2	22	12	—	3
Drydocking	—	—	—	—	(78)
Insurance and loss reserves	(63)	(259)	120	(270)	136
Fuel, lubes and supplies	—	—	2	—	(5)
Other	(14)	25	17	(3)	(2)
	(1,204)	(245)	1,634	(269)	43
Other Costs and Expenses:
Lease expense	$319	$310	$426	$320	$366
Depreciation and amortization	25	24	28	39	38

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023
ASSETS
Current Assets:
Cash and cash equivalents	$40,605	$59,593	$67,455	$55,840	$40,750
Restricted cash	2,255	2,566	16,676	2,796	2,796
Receivables:
Trade, net of allowance for credit loss	70,770	58,272	63,728	63,246	60,022
Other	6,210	12,210	11,049	8,662	12,032
Note receivable	—	—	—	—	5,000
Tax receivable	983	983	983	445	445
Inventories	3,117	2,516	1,609	1,738	1,653
Prepaid expenses and other	5,659	3,425	2,686	2,957	3,112
Assets held for sale	500	500	500	6,093	—
Total current assets	130,099	140,065	164,686	141,777	125,810
Property and Equipment:
Historical cost	921,443	919,139	918,823	936,520	966,338
Accumulated depreciation	(349,799)	(337,001)	(324,141)	(318,549)	(334,678)
	571,644	582,138	594,682	617,971	631,660
Construction in progress	11,518	13,410	10,362	9,413	8,876
Net property and equipment	583,162	595,548	605,044	627,384	640,536
Right-of-use asset - operating leases	3,683	3,988	4,291	4,907	5,703
Right-of-use asset - finance leases	28	29	37	45	6,495
Investments, at equity, and advances to 50% or less owned companies	2,641	3,122	4,125	3,857	3,253
Other assets	1,953	2,094	2,153	2,095	2,139
Total assets	$721,566	$744,846	$780,336	$780,065	$783,936
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of operating lease liabilities	$861	$1,285	$1,591	$1,856	$1,792
Current portion of finance lease liabilities	26	33	35	35	611
Current portion of long-term debt	28,605	28,605	28,365	28,005	63,959
Accounts payable	17,790	23,453	27,562	32,468	39,013
Other current liabilities	23,795	21,067	19,533	21,340	21,027
Total current liabilities	71,077	74,443	77,086	83,704	126,402
Long-term operating lease liabilities	3,276	3,390	3,529	3,571	4,030
Long-term finance lease liabilities	5	—	6	15	6,462
Long-term debt	277,740	281,989	287,544	291,843	243,960
Deferred income taxes	30,083	33,873	35,718	33,078	34,038
Deferred gains and other liabilities	1,447	2,285	2,229	2,217	2,189
Total liabilities	383,628	395,980	406,112	414,428	417,081
Equity:
SEACOR Marine Holdings Inc. stockholders’ equity:
Common stock	286	286	280	280	280
Additional paid-in capital	476,020	474,433	472,692	471,158	469,618
Accumulated deficit	(138,028)	(125,609)	(102,425)	(108,154)	(107,271)
Shares held in treasury	(8,110)	(8,071)	(4,221)	(4,221)	(4,221)
Accumulated other comprehensive income, net of tax	7,449	7,506	7,577	6,253	8,128
	337,617	348,545	373,903	365,316	366,534
Noncontrolling interests in subsidiaries	321	321	321	321	321
Total equity	337,938	348,866	374,224	365,637	366,855
Total liabilities and equity	$721,566	$744,846	$780,336	$780,065	$783,936

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

		Three Months Ended
	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023
Cash Flows from Operating Activities:
Net (Loss) Income	$(12,483)	$(23,069)	$5,729	$(883)	$(4,571)
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation and amortization	12,939	12,882	13,022	13,462	13,575
Deferred financing costs amortization	297	295	279	459	423
Stock-based compensation expense	1,587	1,645	1,510	1,540	1,723
Debt discount amortization	1,993	1,926	1,862	1,714	1,627
Allowance for credit losses	39	3	266	594	2,763
(Gain) loss from equipment sales, retirements or impairments	(37)	1	(18,057)	512	(265)
Losses on debt extinguishment	—	—	—	177	—
Derivative (gains) losses	(104)	543	(608)	—	—
Interest on finance lease	1	—	1	59	70
Settlements on derivative transactions, net	—	164	—	197	226
Currency losses (gains)	560	80	1,276	(571)	603
Deferred income taxes	(3,790)	(1,845)	2,640	(960)	(5,082)
Equity (earnings) losses	(966)	1,100	(374)	(2,273)	(373)
Dividends received from equity investees	1,418	—	166	1,031	1,044
Changes in Operating Assets and Liabilities:
Accounts receivables	(6,928)	4,291	(3,472)	(747)	(3,139)
Other assets	(2,395)	(1,290)	733	493	1,017
Accounts payable and accrued liabilities	(4,378)	(3,895)	(6,456)	(7,705)	(5,758)
Net cash (used in) provided by operating activities	(12,247)	(7,169)	(1,483)	7,099	3,883
Cash Flows from Investing Activities:
Purchases of property and equipment	(658)	(3,416)	(3,644)	(6,455)	(35)
Proceeds from disposition of property and equipment	86	—	36,692	—	427
Net investing activities in property and equipment	(572)	(3,416)	33,048	(6,455)	392
Principal payments on notes due from others	—	—	—	5,000	5,000
Net cash (used in) provided by investing activities	(572)	(3,416)	33,048	(1,455)	5,392
Cash Flows from Financing Activities:
Payments on long-term debt	(6,533)	(7,530)	(6,173)	(4,901)	(9,483)
Payments on debt extinguishment	—	—	—	(104,832)	(26,772)
Payments on debt extinguishment cost	—	—	—	(1,827)	—
Proceeds from issuance of long-term debt, net of issue costs	—	—	87	121,207	27,181
Payments on finance leases	(9)	(9)	(9)	(204)	(204)
Proceeds from issuance of common stock, net of issue costs	—	—	24	—	—
Proceeds from exercise of stock options	102	—	—	—	—
Tax withholdings on restricted stock vesting	(39)	(3,850)	—	—	(102)
Net cash (used in) provided by financing activities	(6,479)	(11,389)	(6,071)	9,443	(9,380)
Effects of Exchange Rate Changes on Cash, Restricted Cash and Cash Equivalents	(1)	2	1	3	(1)
Net Change in Cash, Restricted Cash and Cash Equivalents	(19,299)	(21,972)	25,495	15,090	(106)
Cash, Restricted Cash and Cash Equivalents, Beginning of Period	62,159	84,131	58,636	43,546	43,652
Cash, Restricted Cash and Cash Equivalents, End of Period	$42,860	$62,159	$84,131	$58,636	$43,546

SEACOR MARINE HOLDINGS INC.

UNAUDITED FLEET COUNTS

	Owned	Leased-in	Managed	Total
June 30, 2024
AHTS	3	1	—	4
FSV	22	—	1	23
PSV	21	—	—	21
Liftboats	8	—	—	8
	54	1	1	56
December 31, 2023
AHTS	3	1	—	4
FSV	22	—	3	25
PSV	21	—	—	21
Liftboats	8	—	—	8
	54	1	3	58